Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of iPayment Inc. (the “Company”) on Form 10-K for the period ended December 31, 2003 (the “Report”), I, Clay M. Whitson, Chief Financial Officer of the Company do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

•	the information contained in the Report fairly presents, in all material respects, our financial condition and results of operations of the Company.

Date: March 30, 2004

/s/ Clay M. Whitson Clay M. Whitson Chief Financial Officer (Principal Financial Officer)